UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 29, 2006

CARREKER CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	0-24201	75-1622836
(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of incorporation)		Identification Number)

4055 Valley View Lane
Suite 1000
Dallas, Texas		75244
(Address of principal		(Zip code)
executive offices)
Registrant’s telephone number, including area code: (972) 458-1981
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 5.02(e) Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers
Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Agreement and Plan of Merger
Press Release

Item 1.01 Entry into a Material Definitive Agreement
Merger Agreement
     Carreker Corporation (“Carreker”) announced on January 2, 2007 that it entered into an Agreement and Plan of Merger (“Merger Agreement”), dated December 29, 2006, with CheckFree Corporation (“CheckFree”) and CFA Software Corporation, an indirect wholly owned subsidiary of CheckFree (“Merger Sub”). Subject to the terms and conditions of the Merger Agreement, Merger Sub will be merged with and into Carreker (the “Merger”), and Carreker will survive the Merger as a wholly-owned subsidiary of CheckFree (the “Surviving Corporation”). At the effective time of the Merger (the “Effective Time”) each share of common stock, par value $0.01 per share (the “Common Stock”), of Carreker outstanding immediately prior to the Effective Time will be converted into the right to receive $8.05 in cash (the “Merger Consideration”). In addition, all options to purchase shares of Carreker’s Common Stock shall become fully vested and exercisable at the Effective Time and, in accordance with the terms of the Merger Agreement, each holder of an option shall be entitled to receive a per share cash payment equal to the amount by which the Merger Consideration exceeds the exercise price of such option (if any), less any applicable withholding taxes. Further, each outstanding share of Common Stock that is subject to vesting or any other lapse restrictions shall become fully vested at the Effective Time and, in accordance with the terms of the Merger Agreement, the holder thereof shall be entitled to receive a per share cash amount equal to the Merger Consideration, less any applicable withholding taxes.
     Carreker has made various representations and warranties and covenants in the Merger Agreement, including, among others, not to (1) solicit proposals relating to alternative business combination transactions or (2) enter into discussions concerning, or provide confidential information in connection with, alternative business combination transactions, subject to certain exceptions which permit the board of directors of Carreker (the “Carreker Board”) to comply with its fiduciary duties. In addition, subject to certain exceptions which permit the Carreker Board to comply with its fiduciary duties, the Carreker Board has agreed to recommend that Carreker’s stockholders vote in favor of approving and adopting the Merger Agreement. The Merger Agreement also includes restrictive covenants pertaining to the operation of Carreker’s business between the date of the Merger Agreement and the Effective Time.
     Consummation of the Merger is subject to various conditions, including, among others, approval and adoption of the Merger Agreement by Carreker’s stockholders, the receipt of regulatory approvals, including the termination or expiration of any applicable waiting periods under the under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, Carreker’s disposition of its outsourcing services business, the delivery by Carreker of certain audited financial statements, and other customary closing conditions. The Merger is not conditioned on the receipt of financing by CheckFree.
     The Merger Agreement contains certain termination rights and provides that, upon the termination of the Merger Agreement under specified circumstances, Carreker may be required to pay CheckFree a termination fee equal to $7,500,000. If the Merger Agreement is terminated by either party due to a breach or failure to perform by a party of any representation, warranty, covenant or agreement that would result in the failure of a condition to the obligations of the non-breaching party to effect the merger being satisfied, then the non-breaching party is entitled to receive from the breaching party its reasonable out-of-pocket fees and expenses incurred in connection with the merger agreement (not to exceed $1,000,000). The Merger Agreement also provides that if Carreker terminates the Merger Agreement because the closing of the Merger shall not have occurred within three business days of the satisfaction or waiver of all conditions to CheckFree’s and Merger Sub’s obligations to close the Merger and Carreker shall have delivered notice to such effect, then Carreker shall be entitled to receive from CheckFree a termination fee equal to $7,500,000.
     Following the Merger, Carreker will cease to be a reporting company under the Securities Exchange Act of 1934, as amended, and its Common Stock will cease to be traded on the NASDAQ National Market.
     The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 hereto. The Merger Agreement is included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about Carreker or the other parties thereto. The Merger Agreement contains representations and warranties the parties thereto made to each other and are solely for the benefit of each other. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure schedules that the parties have exchanged in connection with signing the Merger Agreement. Accordingly, investors and security holders should not rely on the representations and warranties as characterizations of the actual state of facts, since they were only made as of the date of the Merger Agreement and are modified by the underlying disclosure schedules. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Carreker’s public disclosures. Carreker agrees to furnish supplementally a copy of any omitted disclosure schedule to the Merger Agreement to the Securities and Exchange Commission upon request.

Additional Information and Where to Find It
     In connection with the proposed merger, Carreker will be filing a proxy statement and relevant documents concerning the transaction with the Securities and Exchange Commission. INVESTORS AND SECURITY HOLDERS OF CARREKER ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of the proxy statement and other documents when they become available by contacting Carreker Investor Relations through the Carreker website at www.carreker.com, or by mail at Carreker Investor Relations, 4055 Valley View Lane, #1000, Dallas, Texas 75244, or by telephone at (972) 458-1981. In addition, documents filed with the SEC by Carreker are available free of charge at the Securities and Exchange Commission’s web site at http://www.sec.gov.
     Carreker and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of Carreker in connection with the proposed transaction. Information concerning the special interests of these directors, executive officers and other members of Carreker’s management and employees in the proposed transaction will be included in the proxy statement of Carreker described above. Information regarding Carreker’s directors and executive officers is also available in its Annual Report on Form 10-K for the year ended January 31, 2006 and in its proxy statement for its 2006 Annual Meeting of Stockholders, which documents are filed with the SEC. These documents are available free of charge at the SEC’s website at www.sec.gov and from Investor Relations at Carreker as described above.
Forward Looking Statements
     This communication contains forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995, particularly those statements regarding the effects of the proposed merger and those preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “estimates,” or similar expressions. Forward-looking statements relating to expectations about future results or events are based upon information available as of today’s date, and there is no assumed obligation to update any of these statements. The forward looking statements are not guarantees of future performance, and actual results may vary materially from the results and expectations discussed. For instance, although Carreker and CheckFree have signed an agreement for a subsidiary of CheckFree to merge with and into Carreker, there is no assurance that they will complete the proposed merger. The merger agreement will terminate if the companies do not receive necessary approval of Carreker’s stockholders or government approvals or if either Carreker or CheckFree fail to satisfy other conditions to closing. Other risks and uncertainties to which Carreker is subject include without limitation the following: dependence on the banking industry, decline in check volumes, fluctuations in operating results, relative fixed costs, product and service mix, lack of long-term agreements, dependence on key personnel, rapid technological change and dependence on new products, ability to attract and retain qualified personnel, customer concentration, competition, proprietary rights, infringement claims, dependence on third parties for technology licenses, liability claims, defects in Carreker’s software and solutions, Carreker’s ability to protect its information technology infrastructure, international operations, changing government and tax regulations, stock price fluctuations, impairment of goodwill or intangible assets, realization of revenue from contracted sales, potential sales, backlog and deferred revenue. In addition, Carreker’s ability to achieve certain anticipated results will be subject to other factors affecting Carreker’s business that are beyond Carreker’s control, including but not limited to general economic conditions, the effect of the proposed merger on Carreker’s business, the effect of government regulation on the conduct of Carreker’s business and the threat of terrorism and acts of war. These and other risks have been identified from time to time in Carreker’s SEC reports and public announcements, including under the caption “Risk Factors” in Carreker’s most recent Annual Report on Form 10-K for the year ended January 31, 2006, which is on file with the SEC.
Item 5.02(e) Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers
     As described above under Item 1.01, pursuant to the terms of Carreker’s Third Amended and Restated 1994 Long-Term Incentive Plan, the Carreker Board has amended each outstanding stock option and share of restricted stock awarded thereunder to provide that at the Effective Time of the Merger all such options and shares of restricted stock shall become fully vested, and all such options shall be fully exercisable. In addition, the Carreker Board amended Carreker’s Third Amended and Restated 1994 Long-Term Incentive Plan and the Director Stock Option Plan (the “Plans”) to provide that, at the Effective Time of the Merger, each outstanding stock option with an exercise price less than the Merger Consideration shall be cashed-out and a payment shall promptly be made to the holder thereof in an amount equal to the difference between the option exercise price and the Merger Consideration, less any applicable withholding taxes. The Carreker Board also took action to terminate each of the Plans as of the Effective Time of the Merger.

Item 7.01 Regulation FD Disclosure
     On January 2, 2007, Carreker issued a press release announcing the signing of the Merger Agreement, a copy of which is furnished as Exhibit 99.1 and is incorporated herein by reference.
     In accordance with general instruction B.2 to Form 8-K, the information in this Form 8-K under Item 7.01 (Regulation FD Disclosure) shall be deemed “furnished” and not “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.
Item 9.01 Financial Statements and Exhibits:

Exhibit
Number	Exhibit Title

2.1	Agreement and Plan of Merger, dated December 29, 2006, by and among Carreker Corporation, CheckFree Corporation and CFA Software Corporation.

99.1*	Press release, dated January 2, 2007.

*	In accordance with general instruction B.2 to Form 8-K, the information in this Form 8-K under Item 7.01 (Regulation FD Disclosure) shall be deemed “furnished” and not “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARREKER CORPORATION

Date: January 3, 2007	By:	/s/ John S. Davis John S. Davis
Executive Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit
Number	Exhibit Title

2.1	Agreement and Plan of Merger, dated December 29, 2006, by and among Carreker Corporation, CheckFree Corporation and CFA Software Corporation.

99.1*	Press release, dated January 2, 2007.

*	In accordance with general instruction B.2 to Form 8-K, the information in this Form 8-K under Item 7.01 (Regulation FD Disclosure) shall be deemed “furnished” and not “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.